UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  May 8, 2025 (May 2, 2025)
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
925 N. Eldridge Parkway
Houston, Texas 77079
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:  (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2025, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Additional financial and operating information about the quarter is furnished as Exhibit 99.2 hereto and incorporated herein by reference.
Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 2, 2025, W.L. “Bill” Bullock announced his decision to retire as executive vice president and chief financial officer of ConocoPhillips. Effective June 1, 2025, Andy O’Brien, currently senior vice president, Strategy, Commercial, Sustainability and Technology, will succeed Mr. Bullock as chief financial officer.

The press release issued by ConocoPhillips on May 8, 2025, announcing Mr. Bullock’s retirement is filed as Exhibit 99.3 hereto and incorporated herein by reference.

The information regarding Mr. O’Brien required under Items 401(b), (d) and (e) of Regulation S-K is included under “Information About our Executive Officers” beginning on page 30 of ConocoPhillips’ Annual Report on Form 10-K for the year ending December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2025, and is incorporated herein by reference. There are no arrangements or understandings pursuant to which Mr. O’Brien was selected for his position. There have been no related party transactions involving Mr. O’Brien (or any of his immediate family members) during the period since December 31, 2023.

Mr. O’Brien will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 63 of ConocoPhillips’ Proxy Statement relating to its 2025 Annual Meeting of Stockholders, as filed with the SEC on March 31, 2025, which description is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.		Description

99.1	—	Press release issued by ConocoPhillips on May 8, 2025.

99.2	—	Supplemental financial information.

99.3	—	Press release issued by ConocoPhillips on May 8, 2025.

104	—	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kontessa S. Haynes-Welsh
Kontessa S. Haynes-Welsh
Vice President and Controller

May 8, 2025
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